NET LEASE

      This Lease is made as of August 11, 1999, by and between JOEL NOSANCHUK, whose address is P.O. Box 668, Bloomfield Hills, Michigan 48303-0668 ("Landlord"), and SPEEDRING SYSTEMS, INC. , a Delaware corporation, whose address is 2909 Waterview Drive, Rochester Hills, Michigan 48309 ("Tenant"), who agree as follows:

      A. Landlord and Tenant entered into a lease dated February 1, 1999 with respect to the subject Premises. Landlord and Tenant have agreed to terminate said lease and to substitute, therefore, the following:

                                    SECTION 1

                                  THE PREMISES

      1.01 Landlord hereby leases to Tenant the real property located in the City of Rochester Hills, County of Oakland, and State of Michigan, more particularly described in Exhibit "A" attached to, and made an integral part of, this Lease (the "Land"), together with the buildings and other improvements on the Land, (the "Improvements")(the Land and the Improvements collectively will constitute and be referred to in this Lease as the "Premises"), more commonly known as 2909 Waterview Drive.

                                    SECTION 2

                          CONSTRUCTION OF IMPROVEMENTS

                   THIS SECTION HAS BEEN INTENTIONALLY DELETED

                                    SECTION 3

                                    THE TERM

      3.01 The Term will commence (the "Commencement Date") on December 1, 1999.

The Term will be 38 months, from and after the Commencement Date.

      3.02 Upon request by Landlord, Tenant will execute a written instrument confirming the Commencement Date and the expiration date of the Term.

                                    SECTION 4

                                  THE BASE RENT

      4.01 Tenant agrees to pay to Landlord, as minimum net rental for the original Term of this Lease, the total amount of Seven Hundred Ninety Thousand Ninety Six ($790,096.00) Dollars in monthly installments of Twenty Thousand Seven Ninety Two ($20,792.00) Dollars.

      4.02 Each monthly installment of minimum net rental will be paid in advance without any setoffs or deductions, on the first day of each and every month (the "Rent Day") during the Term, at the office of the Landlord at the address first shown above, or at such other place as Landlord from time to time may designate in writing.. In the event the Commencement Date is other than the first day of a calendar month, the rental for the partial first calendar month of the Term will be prorated accordingly.

      4.03 THIS SECTION INTENTIONALLY DELETED

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                                    SECTION 5

                            LATE CHARGES AND INTEREST

      5.01 Any rent or other sums, if any, payable by Tenant to Landlord under this Lease which are not paid within ten (10) days after they are due, and any rent or other sums received and accepted by Landlord more than ten (10) days after they are due, will be subject to a late charge of five (5%) percent of the amount due. Such late charges will be due and payable as additional rent on or before the next Rent Day.

      5.02 Any rent, late charges or other sums payable by Tenant to Landlord under this Lease not paid within thirty (30) days after the same are due will bear interest at a per annum rate equal to the greater of eleven (11%) percent or four percentage points above the effective prime interest rate per annum charged by Comerica Bank to its best commercial customers on the date when the rent, late charges or other sums became due, but not in excess of the maximum interest rate permitted by law. Such interest will be due and payable as additional rent on or before the next Rent Day, and will accrue from the date that such rent, late charges or other sums are payable under the provisions of this Lease until actually paid by Tenant.

      5.03 Any default in the payment of rent, late charges or other sums will not be considered cured unless and until the late charges and interest due hereunder are paid by Tenant to Landlord. If Tenant defaults in paying such late charges and/or interest, Landlord will have the same remedies as on default in the payment of rent. The obligation hereunder to pay late charges and interest will exist in addition to, and not in the place of, the other default provisions of this Lease.

                                    SECTION 6

                        TAXES, ASSESSMENTS AND UTILITIES

      6.01 Tenant agrees to pay as additional rent for the Premises all taxes and assessments, general and special, all water rates and all other governmental impositions which may be levied on the Premises or any part thereof, or on any building or improvements at any time situated thereon, during or pertaining to the Term and any extensions thereof. All such taxes, assessments, water rates and other impositions will be paid by Tenant before they become delinquent. The property taxes and assessments for the first and last years of the Term or any extension thereof, will be prorated between Landlord and Tenant so that Tenant will be responsible for any such tax or assessment attributable to the period during which Tenant has possession of the Premises.

      The so-called "due-date" method of proration will be used, it being presumed that taxes and assessments are payable in advance. In the event that during the Term or any extension thereof (I) the real property taxes levied or assessed against the Premises are reduced or eliminated, whether the cause is a judicial determination of unconstitutionality, a change in the nature of the taxes imposed or otherwise, and (ii) there is levied, assessed or otherwise imposed on the Landlord, in substitution for all or part of the tax thus reduced or eliminated, a tax (the "Substitute Tax") which imposes a burden upon Landlord by reason of its ownership of the Premises, then to the extent of such burden the Substitute Tax will be deemed a real estate tax for purposes of this paragraph.

      6.02 Tenant agrees to pay all charges made against the Premises for gas, heat, electricity and all other utilities as and when due during the continuance of this Lease.

      6.03 In the event that payment of any or all of the foregoing taxes, assessments and utilities are to be made from an escrowed fund required to be established by Landlord as Mortgagor under the terms of any first mortgage on the Premises, then Landlord will so notify Tenant. Tenant will not be required to pay directly such taxes, assessments and utilities as are paid from the escrowed fund, but will instead, as additional rent, pay to Landlord on the first day of each month of the Term an amount equal to the amount required to be paid by Landlord under the terms of such first mortgage to the escrowed fund on account of such charges. If the actual taxes, assessments and utilities, when due, exceed the total amounts from time to time paid

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therefor by Tenant, then Tenant will pay on demand any deficiency to Landlord.
If such payments by Tenant, over the Term, exceed the amount of taxes, assessments and utilities paid therefrom, such excess will be refunded by Landlord to Tenant promptly.

      6.04 Tenant also agrees to pay as additional rent for the Premises all dues and assessments levied against or in regard to the Premises by Rochester Hills Corporate Center Subdivision Association until the termination of the Term and of any extended term of this Lease. Tenant will pay all such dues and assessments before they become delinquent. Such dues and assessments which relate to specific periods of time which periods include the Commencement Date and/or the termination date of this Lease or any extension thereof, will be prorated between Landlord and Tenant so that Tenant will be responsible for any such dues and assessments attributable to the period during which Tenant has possession of the Premises.

      6.05 Tenant, at its expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, assessment, imposition or any legal requirements applicable to the Premises or any lien, encumbrance or charge, provided that (a) in the case of an unpaid tax, assessment, imposition, lien, encumbrance or charge, the commencement of such proceedings shall suspend the collection thereof from Landlord and from the Premises, (b) neither the Lease Property nor any rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost, (c) in the case of a legal requirement applicable to the Premises, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (d) in the case of an insurance requirement, the coverage required by Section 8 shall be maintained,
(e) if such contest be finally resolved against Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable legal requirement or insurance requirement, and (f) no default shall exist hereunder: Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Tenant, Landlord shall join as a party therein. Tenant shall indemnify and save Landlord harmless against any cost or expense of any kind that may be imposed upon Landlord in connection with any such contest any loss resulting therefrom.

      6.06 Landlord shall give prompt notice to Tenant of all taxes, assessments or impositions payable by Tenant hereunder of which Landlord at any time has knowledge, but Landlord's failure to give any such notice shall in no way diminish Tenant's obligation s hereunder.

                                    SECTION 7

                                 USE OF PREMISES

      7.01 The Premises during the continuance of this Lease will be used and occupied for office, engineering, light manufacturing, sales, distribution, and warehouse uses including, the manufacture of optical scanners and air bearings. Tenant agrees that it will not use or permit any person to use the Premises or any part thereof for any use or purposes in violation of the laws of the United States, the laws, ordinances or other regulations of the State and municipality in which the Premises are located, or of any other lawful authorities, or the Declaration of Covenants and Restrictions, dated July 9, 1987, recorded in Oakland County records (a copy of which is attached hereto as Exhibit "B"), to which Declaration this Lease is hereby expressly made subject. During the Term or any extended term, Tenant will keep the Premises and every part thereof and all buildings at any time situated thereon generally in compliance with all lawful health and policy regulations. All signs and advertising displayed in and about the Premises will be such only as to advertise the business carried on upon the Premises and Landlord will control the location, character and size thereof. No signs will be displayed except as approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed and no awning will be installed or used on the exterior of the building unless approved in writing by Landlord.

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                                    SECTION 8

                                    INSURANCE
                              (LANDLORD TO OBTAIN)

                       THIS SECTION INTENTIONALLY DELETED

                                    INSURANCE
                               (TENANT TO OBTAIN)

      8.01 Tenant, at its sole expense, will obtain and maintain at all times until termination of this Lease and surrender of the Premises to Landlord, a primary policy of insurance covering the Premises and providing the insurance protection described in this Section 8.

      8.02 The liability coverage under the primary policy will name Landlord and Landlord's mortgagee as additional insured parties, and will provide comprehensive general public liability insurance coverage against claims for or arising out of bodily injury, death or property damage, occurring in, on or about the Premises or property in, on or about the streets, sidewalks or properties adjacent to the Premises. The limits of coverage will be, if dual limits are provided, initially, not less than Two Million ($2,000,000.00) Dollars with respect to injury or death of a single person, not less than Two Million ($2,000,000.00) Dollars with respect to any one occurrence and not less than One Million ($1,000,000.00) Dollars with respect to any one occurrence of property damage, or, in the alternative, a single limit policy in the amount of Two Million ($2,000,000.00) Dollars, and thereafter in such reasonably appropriate increased amounts as may be determined by Landlord or Landlord's mortgagee; provided, however, that the amount of coverage will not be increased more frequently than at one (1) year intervals. The policy will contain cross-liability endorsements.

      8.03 The primary policy will insure the Improvements, as defined in
Section 1.01 hereof (but not any personal property, fixtures or equipment of Tenant), for full replacement cost against loss by fire, with standard extended risk coverage, vandalism, malicious mischief, sprinkler leakage and all other risk perils. The named insureds will be Landlord and Landlord's mortgagee, only. The initial amount of this insurance will be: Two Million ($2,000,000.00) Dollars, but such amount may be increased upon notice to Tenant on the recommendation or requirement of Landlord or Landlord's mortgagee, in order to reflect increases in the replacement cost of the Improvements.

      8.04 The primary policy also will provide loss of rents coverage sufficient, as reasonably determined by Landlord, to cover the net rental and all other charges which are the obligation of Tenant under this Lease for a 12-month period from the date of any loss or casualty.

      8.05 The insurance policy or policies to be provided by Tenant hereunder shall be issued by an insurance company or companies having an A.M. Best Company rating of not less than "A". Each policy procured by Tenant under this Section 8 must provide for at least thirty (30) days' written notice to Landlord of any cancellation. At Landlord's option, either certificates of insurance or the original policy or policies will be delivered by Tenant to Landlord prior to the effective date thereof, together with receipts evidencing payment of the premiums therefor. Tenant will deliver certificates of renewal for such policies to Landlord at least thirty (30) days prior to the expiration dates thereof. The insurance provided by Tenant under this Section 8 may be in the form of a blanket insurance policy covering other properties as well as the Premises; provided, however, that any such policy or policies of blanket insurance (I) must specify therein, or Tenant must furnish Landlord with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Premises, which amounts will not be less than the amounts required by Subsections 8.02, 8.03 and 8.04 hereof, and (ii) such amounts so specified must be sufficient to prevent Landlord or Landlord's mortgagee from becoming a co-insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance must, as to the Premises, otherwise comply as to endorsements and coverage with the other provisions of this Section 8.

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      8.06 Except with respect to the insurance required by Subsections 8.02, neither Landlord nor Tenant may take out separate insurance concurrent in form or contributing in the event of loss with that required under this Section 8 unless Landlord and Tenant are included therein as the insured payable as provided in this Lease. Each party will notify the other immediately of the placing of any such separate insurance.

      8.07 If Tenant fails to provide all or any of the insurance required by this Section 8, or subsequently fails to maintain such insurance in accordance with the requirements of this Section, Landlord may (but will not be required to) procure or renew such insurance, and any amounts paid by Landlord for such insurance will be additional rental due and payable on or before the next Rent Day, together with late charges and interest as provided in Section 5.

      8.08 In the event of loss under any policy or policies provided by Tenant to Landlord under this Section 8, other than the liability policy required by Subsection 8.02, the insurance proceeds will be payable to Landlord or Landlord's mortgagee; thereafter, such proceeds, with the exception of the loss of rents insurance proceeds, will be used for the expense of repairing or rebuilding the Improvements which have been damaged or destroyed if Landlord and its mortgagee are satisfied that the amount of insurance proceeds are and will be at all times sufficient to pay for the completion of the repairs or rebuilding.

      8.09 Landlord's mortgagee under any first mortgage on the Premises at any time requires, pursuant to the terms of the mortgage, that payment of insurance premiums be made from an escrowed fund, then Landlord will so notify Tenant. In such event, Tenant will not directly pay the insurance premiums, but instead such excess is refunded by the mortgagee to Landlord, whichever occurs first.

                                    SECTION 9

                        DAMAGE BY FIRE OR OTHER CASUALTY

      9.01 It is understood and agreed that if the building is damaged or destroyed in whole or in part by fire or other casualty during the term, the Landlord shall have the right to demolish or to repair and restore the damaged building. If the Landlord elects not to repair and restore the damaged building, Landlord may cancel this Lease within 30 days after such fire or other casualty by giving Tenant notice of Landlord's intention to so do. The Lease shall terminate, 60 days after such cancellation notice to Tenant if Landlord elects to repair and restore the damaged building the rent and all other charges which are the obligation of Tenant under this Lease will abate for the period the building is untenable. Notwithstanding anything to the contrary, if in the reasonable opinion of the Landlord and/or Tenant the premises cannot be or are in fact are not restored to its prior condition within six months after the date of such casualty than either party shall have the option to terminate this Lease as to the building which was subject to such fire or other casualty; provided, however, that if Tenant shall fail to adjust its own insurance or remove its damaged property and equipment within a reasonable time and as a result thereof the repair and restoration is delayed, the aforesaid 6-month period shall be extended for an additional period equal to the delay.

      9.02 If Tenant has elected, under Alternate Section 8, to carry its own insurance, and the insurance proceeds therefrom are insufficient, in Landlord's judgment, to cover the cost of repairing and restoring the Premises to good tenantable condition, Tenant will deposit with Landlord or the mortgagee of any first mortgage on the Premises the amount by which such proceeds are insufficient and Landlord thereupon will proceed with such repairs and restoration; if Tenant fails to make such a deposit, Landlord will be under no obligation to make such repairs or undertake such restoration, or to use any portion of the insurance proceeds for such restoration and repair, but Tenant will not thereby be relieved of its obligations to repair and restore the Premises to good tenantable condition.

      9.03 Tenant will have the option, exercisable by written notice to Landlord upon restoration of the Premises, to extend the original Term of this Lease (or the extension of the Term during which the damage or destruction occurred, as the case may be) for a period equal to the period, if any, during which Tenant was deprived of the use of all or a significant portion of the Premises by reason of such damage or destruction. Tenant's option must be exercised within twenty (20) days following completion of the work of restoration and repair.

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                                   SECTION 10

                                     REPAIRS

      10.01 Except as otherwise provided in this Section 10, Tenant agrees at its own expense to keep the Improvements, including all structural, electrical, mechanical and plumbing systems at all times in good appearance and repair except for reasonable and normal wear and tear. Tenant will also pay all other expenses in connection with the maintenance of the Premises including repair and upkeep of grounds, sidewalks, driveways and parking areas in a first class condition.

      10.02 Notwithstanding any other provision of this Lease, from and after the date Tenant takes occupancy of the Premises any repairs, additions or alterations to the improvements or any of its systems (e.g., plumbing, electrical, mechanical) structural or non-structural, which are required by any law, statute, ordinance, rule, regulation or governmental authority or insurance carrier, including, without limitation, OSHA, will be the obligation of Tenant. Provided, however, that Tenant shall not be responsible for any repairs, additions or alterations to the building or any of its systems (e.g. plumbing, electrical, mechanical) structural or non-structural which are required by any law, statute, ordinance rule, regulation or governmental authority or insurance carrier, including without limitation, OSHA if a violation or noncompliance existed at the time Tenant took occupancy of the Premises, in which case Landlord shall be responsible for the repairs, additions or alterations as required.

      10.03 Tenant acknowledges that he has examined the Premises prior to the making of this Lease, that he knows the condition thereof, that no representations as to the condition of the state of repairs thereof have been made by Landlord or Landlord's agent which are not expressly set forth herein, and that except as otherwise specifically set forth herein, Tenant hereby accepts the Premises in their present condition at the date of execution of this Lease.

                                   SECTION 11

                    PAYMENT FOR SERVICES RENDERED BY LANDLORD

      11.01 If Landlord at any time: (I) does any work or performs any service in connection with the Premises, or (ii) supplies any materials to the Premises, and the cost of the services, work or materials is Tenant's responsibility under the provisions of this Lease, Landlord will invoice Tenant for the cost, payable; within thirty (30) days after delivery of the invoice. This Section will apply to any such work, services or materials, if furnished at Tenant's request or on its behalf when failure by Tenant to furnish same constitutes a default hereunder and whether furnished or caused to be furnished by Landlord or its agents, employees or contractors. All amounts payable under this Section will be additional rental, and failure by Tenant to pay them when due will be a default under this Lease and further will result in the assessment of late charges and interest under Section 5.

                                   SECTION 12

                                   ALTERATIONS

      12.01 The parties agree that Tenant will not make any alterations, additions, or improvements to the Premises without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and if required by the terms of any mortgage on the Premises, the written consent of the mortgagee (which consent shall not be unreasonably withheld or delayed). All alterations, additions or improvements made by either of the parties hereto on the Premises after the commencement date will be the property of Landlord and will remain on and be surrendered with the Premises at the termination of this Lease, except that alterations, additions or improvements made by Tenant must be removed and the Premises restored by Tenant if so requested by Landlord.

      12.02 If Landlord shall determine to repair, alter, remove, reconstruct or improve any part of the Premises, then Landlord shall do such work with reasonable dispatch and with

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minimal interference with Tenant's use and enjoyment of the Premises as is reasonably necessary under the circumstances.

      12.03 Tenant, at its option, may add eight (8) to ten (10) additional parking spaces at 2909 Waterview Drive by removing the concrete sidewalk, altering the landscaping and adding asphalt paving between the front entranceway and the side door and these alterations will be considered permanent such that Tenant will not be required to remove or restore the Premises to its original condition at the end of the Lease. All work shall be done in a good and workmanlike manner and in conformity with all appropriate governmental requirements.

                                   SECTION 13

                                      LIENS

      13.01 After the Commencement Date, Tenant will keep the Premises free of liens of any sort and will hold Landlord harmless from any perfected liens which may be placed on the Premises except those attributable to the acts of Landlord.

                                   SECTION 14

                                 EMINENT DOMAIN

      14.01 If fifty (50%) percent or more of a building's net rentable area is condemned or taken in any manner (including without limitation any conveyance in lieu thereof) for any public or quasi-public use, the Term of this Lease as to that building shall cease and terminate as of the date title is vested in the condemning authority. If twenty-five (25%) percent or less of a building's net rentable area is so condemned or taken, the Landlord may terminate this Lease as to that building if it determines, in the reasonable exercise of its business judgment, that continued operation of the Premises under this Lease would be uneconomic. If more than twenty-five (25%) percent but less than fifty (50%) percent of a building's net rentable area is so condemned or taken, with the result that Tenant's business is significantly and adversely affected thereby, or if such a portion of the parking area is so condemned or taken that the number of parking spaces remaining are less than the number required by applicable zoning or other code for the building, then either Landlord or Tenant may terminate this Lease as of the date title is vested in the condemning authority by written notice to the other.

      14.02 If this Lease is not terminated following such a condemnation or taking, Landlord, as soon as reasonably practicable after such condemnation or taking and the determination and payment of Landlord's award on account thereof, shall expend as much as may be necessary of the net amount which is awarded to Landlord and released by Landlord's mortgagee, if any, in restoring, to the extent originally constructed by Landlord (consistent, however, with zoning laws and building codes then in existence), so much of the building as was originally constructed by Landlord to an architectural unit as nearly like its condition prior to such taking as shall be practicable. Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the building, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the building to such an architectural unit, with all reasonable diligence, or Landlord may terminate this Lease by giving notice to Tenant not later than a reasonable time after Landlord has determined the estimated net amount which may be awarded to Landlord and the estimated cost of such restoration.

      14.03 If this Lease is not terminated pursuant to Section 14.01, the minimum net rental payable by Tenant shall be reduced in proportion to the reduction in net rentable area of the building by reason of the condemnation or taking. If this Lease is terminated pursuant to Section 14.01, the minimum net rental and other charges which are the obligation of Tenant hereunder shall be apportioned and prorated accordingly as of the date of termination.

      14.04 The whole of any award or compensation for any portion of the Premises taken, condemned or conveyed in lieu of taking or condemnation shall be solely the property of and payable to Landlord. Nothing herein contained shall be deemed to preclude Tenant from seeking, at its own cost and expense, an award from the condemning authority for loss of its business, the value of any trade fixtures or other personal property of Tenant in the Premises,

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moving expenses or any other damages, provided that the award for such claim or claims shall not be in diminution of the award made to Landlord.

                                   SECTION 15

                            ASSIGNMENT OR SUBLETTING

      15.01 Tenant agrees not to assign or in any manner transfer this Lease or any interest in this Lease without the previous written consent of Landlord, and not to sublet the Premises or any part of the Premises or allow anyone to use or to come in with, through or under it without like consent, which consent will not be unreasonably withheld. One such consent will not be deemed a consent to any subsequent assignment, subletting, occupation, or use by any other person. Tenant may, however, assign this Lease to a corporation with which it may merge or consolidate, to any parent or subsidiary of Tenant or subsidiary of Tenant's parent, or to a purchaser of substantially all of Tenant's assets if the assignee has assets and creditworthiness substantially equal to or greater than Tenant and if the assignee executes an agreement required by Landlord assuming Tenant's obligations. The acceptance of rent from an assignee, subtenant or occupant will not constitute a release of Tenant from the further performance of the obligations of Tenant contained in this Lease. Tenant acknowledges that Landlord selected Tenant in part on the basis of Tenant's proposed use and occupation of the Premises, and agrees that Landlord may withhold consent to any proposed sublease assignment if the subtenant's or assignee's business or proposed use of the Premises would be physically injurious to the Building or would detract from the reputation of the industrial park within which the premises are located.

                                   SECTION 16

                             INSPECTION OF PREMISES

      16.01 Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Premises at all reasonable times and upon reasonable prior notice during business hours for the purpose of inspecting the same.

                                   SECTION 17

                             FIXTURES AND EQUIPMENT

      17.01 All fixtures and equipment paid for by Landlord and all fixtures and equipment which may be paid for and placed on the Premises by Tenant from time to time but which are so incorporated and affixed to Improvements that their removal would involve damage or structural change to Improvements, will be and remain the property of Landlord.

      17.02 All furnishings, equipment and fixtures other than those specified in Section 17.01, which are paid for and placed on the Premises by Tenant from time to time (other than those which are replacements for fixtures originally paid for by Landlord) will remain the property of Tenant.

                                   SECTION 18

                                    SECURITY

      18.01 THIS SECTION HAS BEEN INTENTIONALLY DELETED

                                   SECTION 19

                                NOTICE OR DEMANDS

      19.01 All bills, notices, statements, communications to or demands (collectively, "notices or demands") upon Landlord or Tenant desired or required to be given under any of the provisions hereof must be in writing. Any such notices or demands from Landlord to Tenant will be deemed to have been duly and sufficiently given if a copy thereof has been mailed by

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United States mail in an envelope properly stamped and addressed to Tenant at the address of the Premises or Tenant's registered office in the State in which the Premises are located at such time, or at such other address as Tenant may have last furnished in writing to the Landlord for such purpose, and any such notices or demands from Tenant to Landlord will be deemed to have been duly and sufficiently given if personally delivered to Landlord or mailed by United States mail in an envelope properly stamped and addressed to Landlord at the address last furnished by written notice from Landlord to Tenant. The effective date of such notice or demand will be deemed to be the time when personally delivered or mailed as herein provided.

                                   SECTION 20

                          BREACH; INSOLVENCY; RE-ENTRY

      20.01 If any rental payable by Tenant to Landlord remains unpaid for more than seven (7) days after written notice to Tenant of non-payment, or if Tenant violates or defaults in the performance of any of its obligations in this Lease and the violation or default continues for a period of thirty (30) days after written notice (or if such violation or default cannot reasonably be cured within such 30-day period, then such longer period as may be reasonably necessary, provided Tenant commences such cure within such 30-day period and diligently pursues such cure to completion), then Landlord may (but will not be required to) declare this Lease forfeited and the Term ended, or re-enter the Premises, or may exercise all other remedies available under Michigan law. Landlord will not be liable for damages to person or property by reason of any legitimate re-entry or forfeiture, and Landlord will be aided and assisted by Tenant, its agents, representatives and employees. Tenant, by the execution of this Lease, waives notice of re-entry by Landlord. In the event of re-entry by Landlord without declaration of forfeiture, the liability of Tenant for the rent provided herein will not be relinquished or extinguished for the balance of the Term, and any rentals prepaid may be retained by Landlord and applied against the cost of reentry, or as liquidated damages, or both. Tenant will pay, in addition to the rentals and other sums agreed to be paid hereunder, reasonable attorneys' fees, costs and expenses in any suit or action instituted by or involving Landlord to enforce the provisions of, or the collection of the rentals due Landlord under this Lease, including any proceeding under the Federal Bankruptcy Code.

      If Tenant is adjudged bankrupt or insolvent, files or consents to the filing of a petition in bankruptcy under Federal or State law, applies for or consents to the appointment of a receiver for all or substantially all of its assets, makes a general assignment for the benefit of its creditors, or does anything which, under the applicable provisions of the Federal Bankruptcy Code would permit a petition to be filed by or against Tenant, and such petition is not removed within sixty (60) days then Tenant shall be in default under this Lease and, to the extent from time to time permitted by applicable law, including but not limited to the Federal Bankruptcy Code, Landlord shall be entitled to exercise all remedies set forth in the preceding paragraph of this
Section 20. In a reorganization under Chapter 11 of the Federal Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within sixty (60) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease. Tenant acknowledges that its selection to be the tenant hereunder was premised in material part on Landlord's determination of Tenant's creditworthiness and ability to perform the economic terms of this Lease, and Landlord's further determination that Tenant and the character of its occupancy and use of the Premises would be compatible with the nature of the Premises and other adjacent properties of Landlord. Therefore, if Tenant, as debtor, or its trustee elects to assume or assign this Lease, in addition to complying with all other requirements for assumption or assignment under the Federal Bankruptcy Code, then Tenant, as debtor, or its trustee or assignee, as the case may be, must also provide adequate assurance of future performance, including but not limited to a deposit, the amount of which shall be reasonably determined based on the duration of time remaining in the Term, the physical condition of the Premises at the time the proceeding was filed, and such damages as may be reasonably anticipated after reinstatement of the Lease, taking into account rental market conditions at the time of the reinstatement. In the event of an assignment, the Landlord must be reasonably assured that the financial condition of the assignee is sound, and that its use of the Premises will be compatible with the nature of the Premises and other adjacent properties of Landlord.

      In the event of declaration of forfeiture at or after the time of re-entry, Landlord may re-lease the Premises or any portion (s) of the Premises for a terms or terms and at a rent which may

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be less than or exceed the balance of the Term of and the rent reserved under this Lease. In such event Tenant will pay to Landlord as liquidated damages for Tenant's default any deficiency between the total rent reserved and the net amount, if any, of the rents collected on account of the lease or leases of the Premises which otherwise would have constituted the balance of the term of this Lease. In computing such liquidated damages, there will be added to the deficiency any expenses which Landlord may incur in connection with re-leasing, such as legal expenses, attorneys' fees, brokerage fees and expenses, advertising and for keeping the Premises in good order or for preparing the Premises for re-leasing. Any such liquidated damages will be paid in monthly installments by Tenant on the Rent Day and any suit brought to collect the deficiency for any month will not prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding. In lieu of the foregoing computation of liquidated damages, Landlord may elect, at its sole option, to receive liquidated damages in one payment equal to any deficiency between the total rent reserved hereunder and the fair and reasonable rental of the Premises, both discounted at ten (10%) percent per annum to present value at the time of declaration of forfeiture.

      Whether or not forfeiture has been declared, Landlord will not be obliged or be responsible in any way for failure to re-lease the Premises or, in the event that the Premises are re-leased, for failure to collect the rent under such re-leasing. The failure of Landlord to re-lease all or any part of the Premises will not release or affect Tenant's liability for rent or damages.

                                   SECTION 21

                      SURRENDER OF PREMISES ON TERMINATION

      21.01 At the expiration (or earlier termination) of the Term, Tenant will surrender the Premises broom clean and in as good condition and repair as they were at the time Tenant took possession, reasonable wear and tear excepted, and promptly upon surrender will deliver all keys and building security cards for the Premises to Landlord at the place then fixed for payment of rent. All costs and expenses incurred by Landlord in connection with repairing or restoring the Premises to the condition called for herein, together with the costs, if any, of removing from the Premises any property of Tenant left therein, together with liquidated damages in an amount equal to the amount of minimum net rental plus all other charges which would have been payable by Tenant under this Lease if the term of this Lease had been extended for the period of time reasonably required for Landlord to repair or restore the Premises to the condition called for herein, shall be invoiced to Tenant and shall be payable as additional rental within thirty (30) days after receipt of notice.

                                   SECTION 22

               PERFORMANCE BY LANDLORD OF THE COVENANTS OF TENANT

      22.01 If Tenant fails to pay any sum of money, other than rental, required to be paid hereunder or fails to perform any act on its part to be performed hereunder, including without limitation the performance of all covenants pertaining to the condition and repair of the Premises pursuant to Section 10, above, and such failure shall continue for a period of thirty (30) days (or a reasonable period of less than thirty (30) days when life, person or property is in jeopardy) after notice thereof by Landlord, Landlord may (but shall not be required to), and without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act. All sums so paid by Landlord and all necessary incidental costs, including without limitation the cost of repair, maintenance or restoration of the Premises if so performed by Landlord hereunder, shall be deemed additional rental and, together with interest thereon at the rate set forth in Section 5.02, from the date of payment by Landlord until the date of repayment by Tenant to Landlord, shall be payable to Landlord within thirty (30) days after receipt of invoice by Tenant. On default in such payment, Landlord shall have the same remedies as on default in payment of rent. The rights and remedies granted to Landlord under this
Section 22 shall be in addition to, and not in lieu of all other remedies, if any, available to Landlord under this Lease or otherwise, and nothing herein contained shall be construed to limit such other remedies of Landlord with respect to any matters covered herein.

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                                   SECTION 23

                      SUBORDINATION; ESTOPPEL CERTIFICATES

      23.01 Tenant agrees that Landlord may choose to make this lease subordinate or paramount to any construction loans, mortgages, trust deeds and ground or underlying leases now or hereafter affecting the Premises and to any and all advances to be made thereunder, and to the interest and charges thereon, and all renewals, replacements, and extensions thereon, provided the mortgagee, lessor or trustee named in any such mortgages, trust deeds or leases agrees to recognize the lease of Tenant in the event of foreclosure if Tenant is not in default provided that no such loan, mortgage, trust deed, or lease shall materially and adversely affect any substantial right of Tenant hereunder. Tenant will execute promptly any instrument or certificate that Landlord may request to confirm such subordination, and hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute such instrument or certificate on its behalf.

      23.02 Tenant, within ten (10) days after request (at any time or times) by Landlord, will execute and deliver to Landlord, an estoppel certificate identifying the Commencement Date and expiration date of the Term and stating that this Lease is unmodified and in full force and effect, or is in full force and effect as modified, stating the modifications, and stating that Tenant does not claim that Landlord is in default in any way, or listing any such claimed defaults. The certificate also will confirm the amount of monthly Base Rent and additional rent as of the date of the certificate, the date to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent. If Tenant fails to deliver the executed certificate to Landlord within the ten (10) day period, then after an additional ten (10) day notice by Landlord to Tenant, the accuracy of the proposed certificate will be deemed conclusively confirmed.

      23.3 Notwithstanding anything to the contrary contained in this Lease, Landlord agrees that Tenant may pledge, hypothecate or otherwise encumber its interests in the leased property and under this Lease in connection with its or its corporate parent's existing or future secured borrowing arrangements.

                                   SECTION 24

                                 QUIET ENJOYMENT

      24.01 Landlord agrees that at all times when Tenant is not in default under the provisions and during the Term of this Lease, Tenant's quiet and peaceable enjoyment of the Premises will not be disturbed or interfered with by Landlord or any person claiming by, through, or under Landlord.

                                   SECTION 25

                                  HOLDING OVER

      25.01 If Tenant remains in possession of the Premises after the expiration date of this Lease without executing a new lease, it will be deemed to be occupying the Premises as a tenant from month to month, subject to all the provisions of this Lease to the extent that they can be applicable to a month-to-month tenancy, except that the minimum net rental for each month will be one hundred fifty (150%) percent of the regular monthly installments of minimum net rental set forth in Section 4.01, above.

                                   SECTION 26

                         REMEDIES NOT EXCLUSIVE; WAIVER

      26.01 Each and every of the rights, remedies and benefits provided by this Lease are cumulative, and are not exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

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      26.02 One or more waivers of any covenant or condition by Landlord will not be construed as a waiver of a further or subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

                                   SECTION 27

                              WAIVER OF SUBROGATION

      27.01 Landlord and Tenant hereby waive any and all right of recovery against each other for any loss or damage caused by fire or any of the risks covered by standard fire and extended coverage, vandalism and malicious mischief insurance policies.

                                   SECTION 28

                             RIGHT TO SHOW PREMISES

      28.01 For a period commencing one hundred eighty (180) days prior to the termination of this Lease or any extension thereof, Landlord may show the Premises and may display about the Premises signs advertising the availability of the Premises.

                                   SECTION 29

                                SECURITY DEPOSIT

      29.01 Landlord hereby acknowledges the receipt of ($17,762.00 which has been transferred from the prior Lease respecting 2909 Waterview Drive) which shall constitute a Security Deposit. If Tenant defaults in any of the provisions of this Lease, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any minimum net rental and/or other charges which are the obligation of Tenant under this Lease in default or for any other sum which Landlord may expend by reason of Tenant's default, including any damages or deficiency in the releasing of the Premises.

                                   SECTION 30

                                 INDEMNIFICATION

      30.01 Tenant at its expense will defend, indemnify and save Landlord, its licensees, servants, agents, employees and contractors, harmless from any loss, damage, liability or expense to or for any person or property, whether based on contract, tort, negligence or otherwise, arising directly or indirectly out of or in connection with (i) the condition of the Premises, to the extent arising out of the use or misuse thereof by Tenant or any of its licensees, servants, agents, employees or contractors, (ii) the acts or omissions of Tenant, its licensees, servants, agents, employees or contractors, and (iii) any failure by Tenant to comply with any provision of this Lease; provided that nothing herein shall be construed to require Tenant to indemnify Landlord against the acts, omissions or negligence of Landlord, its licensees, servants, agents, employees or contractors.

      30.02 Landlord at its expense will defend, indemnify and save Tenant, its licensees, servants, agents, employees and contractors, harmless from any loss, damage, liability or expense to or for any person or property, whether based on contract, tort, negligence or otherwise arising directly or indirectly out of or in connection with (i) any failure by Landlord to comply with any provision of this Lease and (ii) any action taken by Landlord on or concerning the Premises during the term of this Lease.

                                   SECTION 31

                            PREVENTING REMOTE VESTING

      31.01 Notwithstanding any other provisions of this Lease, if the Term of this Lease does not commence within three (3) years from the date hereof, this Lease will be deemed terminated

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three (3) years from the date hereof without necessity of any notice or act by
Landlord or Tenant. It is the intention of this Section to prevent this Lease from becoming unenforceable by reason of any claim that it might violate the rule against perpetuities.

                                   SECTION 32

                  DEFINITION OF LANDLORD; LANDLORD'S LIABILITY

      32.01 The term "Landlord" as used in this Lease so far as covenants, agreements, stipulations or obligation on the part of the Landlord are concerned is limited to mean and include only the owner or owners of fee title (or of a ground leasehold interest) to the Premises at the time in question, and in the event of any transfer or transfers of the title to such fee the Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) will automatically be freed and relieved from and after the date of such transfer or conveyance of all personal liability for the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed.

            If Landlord fails to perform any provision of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of rents or other income from such property receivable by Landlord and Landlord shall not be personally liable for any deficiency.

                                   SECTION 33

                                ENTIRE AGREEMENT

      33.01 This Lease and the Exhibits attached hereto and forming a part hereof, set forth all of the covenants, agreements, stipulations, promises, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, agreements, stipulations, promises, conditions or understanding, either oral or written, between them other than herein set forth.

                                   SECTION 34

                                     GENERAL

      34.01 Many references in this Lease to persons, entities and items have been generalized for ease of reading. Therefore, references to a single person, entity or item will also mean more than one person, entity or thing whenever such usage is appropriate (for example, "Tenant" may include, if appropriate, a group of persons acting as a single entity, or as tenants-in-common). Similarly, pronouns of any gender should be considered interchangeable with pronouns of other genders.

      34.02 All agreements and obligations of Tenant under this Lease are joint and several in nature. Any waiver or waivers by Landlord of any of the provisions of this Lease will not constitute a waiver of any later breach of that provision, and any consent or approval given by Landlord with respect to any act, neglect or default by Tenant will not waive or make unnecessary Landlord's consent or approval with respect to any later similar act, neglect or default by Tenant.

      34.03 Topical headings appearing in this Lease are for convenience only. They do not define, limit or construe the contents of any paragraphs or clauses.

      34.04 This Lease can be modified or amended only by a written agreement signed by Landlord and Tenant.

      34.05 All provisions of this Lease are and will be binding on the heirs, executors, administrators, personal representatives, successors and assigns of Landlord and Tenant.

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      34.06 The laws of the State of Michigan will control in the construction and enforcement of this Lease.

                                   SECTION 35

                               HAZARDOUS MATERIALS

      35.01 A. Tenant shall be fully responsible, at its own expense, for compliance with all laws and/or regulations governing the handling of Hazardous Materials or other substances used or stored on the Leased Premises in connection with Tenant's business conducted therein. All hazardous or potentially Hazardous Materials shall be stored in proper containers and shall be further protected against spills by secondary containment facilities. Tenant shall not, in violation of any applicable law or regulation, spill, introduce, discharge or bury any Hazardous Materials, substance or contaminant of any kind in, on, or under the Leased Premises or any portion thereof or any adjacent premises or into the ambient air. Tenant shall not permit the discharge of any Hazardous Materials into the sanitary or storm sewer or water system serving the Leased Premises or any adjacent premises or into any municipal or other governmental water system or storm and/or sanitary sewer system. Tenant shall employ all appropriate safeguards and procedures necessary or appropriate to protect such systems from contamination. Tenant shall undertake, at its expense, any necessary and/or appropriate cleanup process in connection with any breach of the foregoing covenants, and without limiting Tenant's other indemnity or insurance obligations under this Lease. Tenant shall indemnify and hold harmless Landlord from and against all liability whether direct, indirect, consequential or otherwise, arising from any incident or occurrence on or about the Leased Premises or any adjacent premises pertaining to Hazardous Materials which results from the acts or omissions of Tenant, its agents, employees or invitees, during the term hereof. The obligations of Tenant under this section shall survive the termination of this Lease.

            B. "Hazardous Materials" shall include, without limitation, any chemical or other material which is or may become injurious to the public health, safety or welfare, or to the environment, flammable explosives, petroleum fractions, pesticides, radioactive materials, Hazardous Materials, regulated substances, hazardous or toxic substances, contaminating pollutants or related or similar materials, including by way of example, substances or materials defined by any federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, and Rodenticide Act or the Michigan Environmental Response Act, and the regulations adopted and publications promulgated thereto, all as amended.

            C. Landlord agrees to indemnify and hold Tenant harmless from and against any and all actions, claims, suits, damages, judgments, costs, charges, expenses, attorney fees or liabilities arising out of or as a result of any toxic or hazardous wastes or substances that may have been deposited on or about the premises prior to occupancy of 2909 Waterview Drive by Tenant.

            D. Upon termination hereof, Tenant, at its own cost and expense, shall conduct an environmental audit of the property. Such audit shall be conducted pursuant to Standard Quality Control/Quality Assurance Procedures reasonably satisfactory to Landlord. Tenant shall promptly furnish Landlord with a copy of the report of the firm conducting such audit and Tenant shall, if necessary, at its sole expense, promptly take all steps required to repair and/or restore the Premises to a lawful condition.

                                   SECTION 36

                           OPTION TO EXTEND LEASE TERM

      36.01 Providing that Tenant has not defaulted in the terms or conditions of this Lease, Tenant shall have one (1) option to extend the Term of this Lease from and after the expiration of the original Term for a period of three (3) years. Should Tenant decide to exercise this option, same shall be deemed validly exercised only if Landlord shall have received written notice of

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exercise of option from Tenant in writing on or before twelve (12) months prior to the expiration of the original Term. TIME SHALL BE DEEMED TO BE OF THE ESSENCE IN CONNECTION WITH THE EXERCISE OF THIS OPTION. In the event of the exercise of this option, all terms and conditions of this Lease shall continue and remain in full force and effect during the three (3) year option term, provided, however, that the minimum net monthly rental installments during the three (3) year option term shall be Twenty Two Thousand Eight Hundred Seventy One ($22,871.00) Dollars. Tenant is also a Tenant of Landlord in the adjacent premises commonly known as 2917 Waterview Drive, under a Lease which is co-terminus with this Lease. The Lease for said adjacent premises also grants Tenant an option to extend the term of that Lease for an equal additional three
(3) year period. Anything contained herein to the contrary not withstanding Tenant's right and option to extend the term hereof is conditioned upon Tenant simultaneously exercising its option to extend the term of the Lease for 2917 Waterview Drive.

                                   SECTION 37

                       TENANT'S OPTION TO TERMINATE LEASE

      37.01 Tenant may elect to terminate this Lease effective January 31, 2002. Tenant may exercise its right to so terminate the term hereof by (i) giving Landlord notice to that effect by registered or certified mail, return receipt requested, during the month of July 2001; (ii) accompanying the notice of termination shall be a termination fee in the sum of One Hundred Twenty Four Thousand, Seven Hundred Fifty Two ($124,752.00) Dollars; (iii) performing all of Tenant's obligations hereunder through such termination date, including the surrender of the Leased Premises on or before that date.

      IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the date set forth at the outset hereof


WITNESSES:                                         LANDLORD:

/S/ Kathleen Goldstein                    By:       /S/ Joel Nosachuk
-----------------------------------                -----------------------------

                                                   JOEL NOSANCHUK
-----------------------------------


                                                    TENANT: SPEEDRING SYSTEMS,
                                                    INC., A Delaware corporation

                                          By:       /S/ Mark Maiberger
-----------------------------------                -----------------------------

                                          Its:      President
-----------------------------------                -----------------------------

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                                    EXHIBIT A

Lot 14 of "Rochester hills Corporate Center" Subdivision, a subdivision of the S.W. 1/4 of Section 30, Town 3 North, Range 11 East, City of Rochester Hills, Michigan.

Also known as 2909 Waterview Drive.


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